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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference in this registration statement as amended of our reports dated February 6, 1995, included or incorporated by reference in Pacific Gas and Electric Company's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

San Francisco, California

  October 13, 1995